The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

INDYMAC 2004-AR14-CONFORMING
12/01/04 FILE

Total Current Balance:	366,509,902
Number Of Loans:	1,773

		Minimum	Maximum
Average Current Balance:	$206,717.37	$49,880.85	$538,405.07
Average Original Balance:	$207,253.11	$50,000.00	$539,500.00

Weighted Average Current Mortgage Rate:	4.745%	1.000	6.077%
Weighted Average Gross Margin:	3.137%	2.000	4.400%
Weighted Average Maximum Mortgage Rate:	9.946%	7.700	9.950%

Weighted Average Original Ltv Ratio:	71.81%	11.06	95.00%

Weighted Average Negative Amortization Limit:	110.00%	110.00	110.00%
Weighted Average Payment Cap:	7.50%	7.50	7.50%
Weighted Average Recast Frequency:	60	60	60

Weighted Average Original Term:	360 months	360	360 months
Weighted Average Remaining Term:	359 months	353	360 months

Weighted Average Months To Roll:	1 months	1	1 months
Weighted Average Rate Adjustment Frequency:	1 months	1	1 months

First Payment Date:		Jun 01, 2004	Jan 01, 2005
Maturity Date:		May 01, 2034	Dec 01, 2034

Top State Concentrations ($):	35.24 % California, 10.51 % Florida, 9.73 % New Jersey
Maximum Zip Code Concentration ($):	0.71% 33019 (Hollywood, FL)

Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,773	366,509,901.74	100.00
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
49,881 - 50,000	3	149,697.52	0.04
50,001 - 100,000	111	9,050,710.95	2.47
100,001 - 150,000	320	40,704,041.48	11.11
150,001 - 200,000	441	77,610,610.42	21.18
200,001 - 250,000	367	82,661,864.95	22.55
250,001 - 300,000	331	90,819,971.90	24.78
300,001 - 350,000	177	56,341,521.57	15.37
350,001 - 400,000	13	4,846,143.68	1.32
400,001 - 450,000	8	3,333,018.49	0.91
450,001 - 500,000	1	453,915.71	0.12
500,001 - 538,405	1	538,405.07	0.15
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	25	5,717,450.00	1.56
1.001 - 1.250	1	204,256.00	0.06
1.751 - 2.000	7	908,650.00	0.25
3.501 - 3.750	5	1,079,807.80	0.29
3.751 - 4.000	32	7,100,184.40	1.94
4.001 - 4.250	111	23,410,096.52	6.39
4.251 - 4.500	159	34,342,965.85	9.37
4.501 - 4.750	210	43,883,601.76	11.97
4.751 - 5.000	679	136,797,467.95	37.32
5.001 - 5.250	439	93,123,616.48	25.41
5.251 - 5.500	80	15,461,639.71	4.22
5.501 - 5.750	20	3,420,639.56	0.93
5.751 - 6.000	4	763,707.90	0.21
6.001 - 6.077	1	295,817.81	0.08
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	1,773	366,509,901.74	100.00
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
353 - 360	1,773	366,509,901.74	100.00
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN AGE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	33	6,830,356.00	1.86
1 - 6	1,739	359,485,155.46	98.08
7 - 7	1	194,390.28	0.05
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,147	232,636,854.06	63.47
PUD	280	58,359,115.64	15.92
Condominium	213	42,250,646.95	11.53
Two-Four Family	108	28,053,395.63	7.65
Townhouse	25	5,209,889.46	1.42
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	949	198,392,133.75	54.13
Purchase	443	95,504,973.27	26.06
Rate/Term Refinance	381	72,612,794.72	19.81
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,565	326,427,807.75	89.06
Investor	150	28,303,957.06	7.72
Second Home	58	11,778,136.93	3.21
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Stated Documentation	846	182,486,739.47	49.79
Full/Alternate	524	100,720,632.84	27.48
No Income / No Asset	331	70,034,951.04	19.11
Fast Forward	72	13,267,578.39	3.62
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	1,463	301,604,681.03	82.29
Silent Second	310	64,905,220.71	17.71
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	5	1,079,807.80	0.29
2.001 - 2.250	18	4,452,368.86	1.21
2.251 - 2.500	99	21,079,996.68	5.75
2.501 - 2.750	167	35,580,705.08	9.71
2.751 - 3.000	194	41,314,203.84	11.27
3.001 - 3.250	640	128,639,455.66	35.10
3.251 - 3.500	474	101,046,757.61	27.57
3.501 - 3.750	142	27,300,777.30	7.45
3.751 - 4.000	25	4,136,661.13	1.13
4.001 - 4.250	8	1,583,349.97	0.43
4.251 - 4.400	1	295,817.81	0.08
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.700 - 7.750	1	98,632.55	0.03
8.501 - 8.750	4	865,664.88	0.24
8.751 - 9.000	1	154,970.10	0.04
9.501 - 9.750	1	175,160.81	0.05
9.751 - 9.950	1,766	365,215,473.40	99.65
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.06 - 15.00	1	129,702.19	0.04
15.01 - 20.00	4	486,861.97	0.13
20.01 - 25.00	6	808,280.32	0.22
25.01 - 30.00	13	1,946,083.21	0.53
30.01 - 35.00	17	2,691,791.05	0.73
35.01 - 40.00	20	3,086,568.23	0.84
40.01 - 45.00	32	5,769,598.37	1.57
45.01 - 50.00	51	9,963,506.78	2.72
50.01 - 55.00	56	11,279,167.48	3.08
55.01 - 60.00	76	16,224,704.85	4.43
60.01 - 65.00	110	22,546,997.02	6.15
65.01 - 70.00	196	39,845,288.92	10.87
70.01 - 75.00	473	103,272,000.34	28.18
75.01 - 80.00	618	129,435,878.22	35.32
80.01 - 85.00	31	5,694,267.42	1.55
85.01 - 90.00	38	7,324,874.87	2.00
90.01 - 95.00	31	6,004,330.50	1.64
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	119	24,837,094.13	6.78
12	85	18,449,689.62	5.03
24	33	7,442,674.51	2.03
36	1,536	315,780,443.48	86.16
Total	1,773	366,509,901.74	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	546	129,164,395.79	35.24
Florida	213	38,522,132.20	10.51
New Jersey	157	35,663,260.91	9.73
New York	59	15,063,027.87	4.11
Colorado	65	12,373,776.20	3.38
Michigan	66	10,896,111.71	2.97
Minnesota	60	10,875,109.52	2.97
Nevada	51	10,432,933.52	2.85
Illinois	51	10,349,465.13	2.82
Virginia	45	9,596,913.73	2.62
Texas	51	8,278,358.38	2.26
Washington	44	8,133,139.46	2.22
Maryland	35	7,478,020.51	2.04
Massachusetts	28	6,549,227.12	1.79
Arizona	37	6,504,431.20	1.77
Connecticut	34	6,364,539.19	1.74
Ohio	36	6,065,009.97	1.65
Oregon	26	5,141,270.58	1.40
Hawaii	11	3,132,630.33	0.85
Pennsylvania	14	2,516,123.37	0.69
Georgia	15	2,492,433.26	0.68
Wisconsin	10	1,919,846.54	0.52
North Carolina	8	1,599,574.24	0.44
Delaware	10	1,586,217.33	0.43
Missouri	12	1,571,103.11	0.43
South Carolina	10	1,500,788.31	0.41
Kansas	8	1,280,815.60	0.35
Rhode Island	5	1,208,064.24	0.33
Utah	8	1,117,059.24	0.30
Indiana	7	1,067,777.29	0.29
Montana	5	888,876.20	0.24
Tennessee	6	882,518.75	0.24
Nebraska	6	802,193.75	0.22
Idaho	4	730,355.37	0.20
New Mexico	3	666,562.12	0.18
District of Columbia	2	539,818.94	0.15
Maine	4	507,806.56	0.14
Alaska	3	506,730.30	0.14
North Dakota	5	450,035.61	0.12
Wyoming	3	447,859.65	0.12
Iowa	2	299,937.81	0.08
New Hampshire	1	298,569.56	0.08
Alabama	2	297,211.75	0.08
South Dakota	1	271,351.81	0.07
Oklahoma	2	237,047.22	0.06
Louisiana	1	119,756.46	0.03
Arkansas	1	119,714.03	0.03
Total	1,773	366,509,901.74	100.00